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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       October 22, 1996
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                           COOPER INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                     Ohio
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                 (State or Other Jurisdiction of Incorporation)


             1-1175                                        31-4156620
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    (Commission File Number)                   (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                        77002
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(Address of Principal Executive Offices)                    (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


                 1001 Fannin, Suite 4000, Houston, Texas 77002
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5   Other Events

Third Quarter 1996 Results of Operations

On October 22, 1996, the Company issued the press release attached hereto as
Exhibit 99.1 setting forth the Company's results of operations for the calendar quarter ended September 30, 1996.

Business Outlook for 1996

The following two paragraphs update Cooper's general business outlook for 1996 that was made earlier in the Company's Form 8-K filed on April 23, 1996. The statements are forward looking and actual results may differ materially.

Overall, the Company continues to expect a "double-digit" increase in share earnings. The Company expects revenues, operating income and return on sales for its Electrical Products segment to exceed modestly its earlier projections. Revenue growth for the Tools & Hardware segment is expected to be weaker than earlier projected and operating income and return on sales increases may not be realized. For the Automotive Products segment, revenue increases are expected to be in the range of our earlier projections. Operating income and return on sales are expected to exceed last year's levels, but not by as much as projected earlier.

The above estimates are forward looking statements and involve a number of assumptions, risks and uncertainties. Important factors that could cause actual results to differ include, without limitation, (i) the growth rate of the domestic economy; (ii) the economic situation in Mexico; (iii) the growth rate of European markets; and (iv) the demand levels in the domestic market for automotive aftermarket products. The estimates also assume, without limitation, no significant change in competitive conditions, integration of recent acquisitions, progress toward eliminating negative operating variances experienced by the Company's Crouse-Hinds business and Tools & Hardware segment and such other risk factors as are discussed from time to time in the Company's SEC filings.


Item 7   Financial Statements and Exhibits

         Exhibits

           99.1 Company Press Release Dated October 22, 1996 Titled "Cooper Industries Reports Net Income Up 12%. Third Quarter Share Earnings Up 10%."




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COOPER INDUSTRIES, INC.
                                        (Registrant)



Date: October 22, 1996                  /s/ D. Bradley McWilliams
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                                        D. Bradley McWilliams
                                        Senior Vice President, Finance





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                                 EXHIBIT INDEX


Exhibit No.
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   99.1           Company Press Release Dated October 22, 1996 Titled "Cooper
                  Industries Reports Net Income Up 12%. Third Quarter Share Earnings Up 10%."





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